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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 23, 2002
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                Delaware                000-21240                 23-2705700
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(State or other jurisdiction of     (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code)  (610) 277-8300
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Item 4.  Changes in Registrant's Certifying Public Accountant

         At the direction of the Board of Directors of Neoware Systems, Inc (the "Company"), acting upon the recommendation of its Audit Committee, on July 23, 2002, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants.

         Andersen's reports on the Company's consolidated financial statements for the fiscal years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years ended June 30, 2001 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such fiscal years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period set forth in the preceding sentence.

         The Company provided Andersen with a copy of the foregoing disclosures and requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Company has been advised that Andersen no longer has the ability to provide such letters, and therefore the Company is relying on the provisions of Item 304T(b)(2) to excuse its inability to comply with the requirements of Item 304(a)(3).

         In addition, at the direction of the Board of Directors of the Company, acting upon the recommendation of its Audit Committee, on July 23, 2002, the Company engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ended June 30, 2002. During the Company's two most recent fiscal years and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    NEOWARE SYSTEMS, INC.


Dated:  July 24, 2002               By: /S/ Vincent T. Dolan
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                                    Vincent T. Dolan, Vice President-Finance and
                                    Administration (Principal Financial Officer
                                    and Principal Accounting Officer)